Exhibit 99.1

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Nasdaq Symbol

USPI

September 2003

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SAFE HARBOR STATEMENT

This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward looking statements.

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COMPANY OVERVIEW

•                  Leading operator of short stay surgical facilities in the US and Western Europe

•                  Strategic relationships with leading not-for-profit healthcare systems

•                  Attractive case and payor mix with minimal exposure to government reimbursement

•                  Strong same facility revenue growth and EBITDA growth

•                  Experienced management team focusing on facility level operating discipline

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FACILITIES

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70 surgical facilities world-wide

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FAVORABLE REVENUE AND PAYOR MIX

2Q03 Revenue Mix

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2Q03 YTD Payor Mix

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Low risk cash flows from high margin specialties and reliable payors

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INDUSTRY OVERVIEW

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RAPIDLY GROWING MARKET

U.S. Outpatient Surgery Market

(Surgeries in millions)

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Outpatient surgery has grown from 15% to over 75% of all surgeries since 1980

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OPPORTUNITIES IN WESTERN EUROPE

•                  Approximately 20% of population accesses the private healthcare market

•                  Physician-driven healthcare

•                  Contracting with payors requires critical mass and efficient operations

•                  Limited competition

•                  Inherent limitations of National Health Systems

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GROWTH STRATEGY

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FOCUS ON INTERNAL GROWTH

Same Facility Results

Domestic Surgical Cases

(in thousands)

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Western Europe Net Revenue

($ in millions)

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Long-term Case Growth of 7 – 9%

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STRONG FACILITY OPERATIONS

USPI EDGE – Every Day Giving Excellence

•                  Efficient case scheduling maximizes physician productivity

•                  18% decrease in turnover time over a six-month period

•                  Staffing flexibility – reduces daily costs

•                  10% decrease in worked hours per case over a six-month period

•                  Salaries, wages and benefits are 26% of total net revenues

Emphasis on facility operations drives margin improvement

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PRICING TRENDS

2Q03 YTD same facility results

U.S. Net Revenue/Case

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Western Europe Net Revenue/Adjusted Admission

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DEVELOPMENT STRATEGY

USPI will continue to implement a two-pronged development strategy

•                  Add new joint venture partners

•                  Leading not-for-profit healthcare systems

•                  Physicians

•                  Add facilities in existing markets

•                  De novos

•                  Acquisitions

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HEALTHCARE SYSTEM PARTNERS

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Promotes physician loyalty	Leverages USPI’s expertise	Vehicle for expanding network

30 facilities in partnership with 13 healthcare system partners

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STRONG RETURNS ON INVESTMENT

De Novo Development Profile

•                  EBITDA positive in first year

•                  Age: 1 – 4 years old

•                  Number of facilities: 10

•                  2002 facility revenue: $7.5 million

•                  Average total equity invested: $2.9 million

•                  Weighted average facility EBITDA margins: 39%

81% (pre-management fee) 2002 return on equity

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DE NOVO DEVELOPMENTS

Under Construction (Hospital Partner)

•                  Cottonwood, Arizona

•                  Nashville, Tennessee (St. Thomas Hospital)

•                  Phoenix, Arizona (Catholic Healthcare West)

•                  Atlanta, Georgia

•                  Dallas, Texas (Baylor Healthcare System)

•                  Los Angeles, California (Catholic Healthcare West)

Under Syndication

• Texas	5
• California	2
• Louisiana	1
• Virginia	1

8 of 9 syndications include a hospital partner.

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FINANCIAL OVERVIEW

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SAME FACILITY EBITDA MARGINS

2Q02 YTD

[CHART]

2Q03 YTD

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REVENUE MODEL YTD 2Q03

•                  Net Patient Service

(88% of Total)

1.               Western Europe

(12 Facilities)

2.               Consolidated US Facilities

(26 Facilities)

•                  Mgmt. Fee Nets Out

•                  Minority Interest Expense

•                  Management and Administrative Services

(8% of Total)

1.               Management Fee from Unconsolidated Surgical Facilities

2.               Consulting Fees rendered from Physicians

•                  Equity in Earnings

(3% of Total)

•                  Unconsolidated US Facilities

(30 Facilities)

•                  Other Income

(1% of Total)

•                  The ownership and operation of surgical facilities accounted for over 94% of total revenues year to date.

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RAPID REVENUE GROWTH

($ in millions)

[CHART]

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RAPID EBITDA GROWTH

($ in millions)

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CAPITALIZATION TO SUPPORT CONTINUED GROWTH

($ in millions)

June 2003
Cash and Equivalents	$34.4
Senior Debt	$148.2
Subordinated Debt	148.9
Total Debt	$297.1
Total Shareholders’ Equity	350.1
Total Capitalization	$647.2

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CASH FLOW ANALYSIS

($ in millions)

	2003e	YTD 2Q03
Cash Flow from Operations	$85	$45
Maintenance Capex	18	10
	67	35
Expansion Capex	16	11
De Novo Capex (8)	7	2
Net Change in Ownership	9	2
Cash Available for Acquisitions	$35	$20

Acquisitions (5 -7)	$40 - 50	$35

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MILEPOSTS FOR SUCCESS

2003

$0.95-$0.98

Earnings Per Share

2003

$95-$99 million

EBITDA less

Minority Interest

2003

$390-$405 million

Revenues

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Nasdaq Symbol

USPI